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ETHICAL INVESTING


ANNUAL REPORT


PAX WORLD BALANCED FUND

PAX WORLD GROWTH FUND

PAX WORLD HIGH YIELD FUND



31 DECEMBER 2000

Dear Pax World Shareholders,

     In our 2000 Semi-Annual Report, we mentioned that one of the big questions going forward for the economy and the market was "whether the Federal Reserve is finished raising interest rates." Having raised interest rates six times during 1999 and 2000, the Federal Reserve has not only slowed the economy to save us from "irrational exuberance" but also tilted us toward possible recession.

     A steep market correction in the last half of 2000 was followed in early 2001 by two rate cuts that induced short-term rallies. Continuing price erosion, especially in the high-tech sector of the market, followed these rallies. Volatility and speculation had helped spawn a "market bubble" that, when it popped, had cost the investing public over $3 trillion of market value.

     We feel that the Chairman of the Federal Reserve has made it clear that further easing is likely in 2001. Although near-term corporate earnings may not be strong, we do feel that over time multiple rate cuts by the Fed will lead to increased earnings followed by higher securities prices.

     Looking forward, our Funds should perform well as we emphasize areas of the economy that perform better during an economic slowdown such as natural gas, pharmaceutical, and consumer-related non-durable goods companies. We will continue to seek out opportunities to add new funds to Pax World. In addition to our four Funds, we are now pleased to offer our shareholders private account management through our new division, Pax World Capital Management. Created in response to requests by both individuals and institutions, Pax World Capital Management employs the same stringent social screens used by the Funds.

     For the second year in a row, the Pax World Balanced Fund has won the Balanced Fund Social Investing Award from BUSINESS ETHICS magazine. As we continue to be proactive in our social activism, we joined the Silicon Valley Toxics Coalition in their efforts to reduce pollution caused by discarded computer equipment. We also supported a directive by the European Union that will require computer equipment companies to initiate "take-back" programs to recycle their products.

     Although 2000 may go down as one of the most difficult years for investors, we look forward to the challenges ahead. We believe that our methodology in investing, coupled with our social screening, will continue to provide our shareholders with the opportunity to achieve performance with principles.

     Sincerely,

     /s/ Laurence A. Shadek                 /s/ Thomas W. Grant
     -----------------------------          ------------------------------
     Laurence A. Shadek                     Thomas W. Grant
     Chairman                               President

February 12, 2001

FOR INFORMATION ABOUT PAX WORLD CAPITAL MANAGEMENT, CONTACT PAX WORLD AT 800-767-1729.

Dear Pax World Shareholders,

     One of the more unique characteristics of socially responsible mutual funds is their willingness to collaborate with each other in pursuit of common goals. Pax World has always thought of the other SRI funds as our "sister funds," rather than as our competitors, and in the year 2000 we worked with several of them on issues of mutual concern.

     We became a member of the Coalition for Environmentally Responsible Economies (CERES). At the heart of CERES are the CERES Principles - a ten point code of environmental awareness and accountability that has been voluntarily adopted by some of the world's largest corporations. To learn more about CERES, go to www.ceres.org. We have long admired this organization's work and we are pleased to call ourselves coalition members.

     In another co-operative effort, Pax World invited other SRI mutual funds to join us in urging Sony Corporation to take back used electronic equipment, including computers, at the end of the product's life cycle. Many of these products contain extremely poisonous substances such as mercury and lead, which are finding their way into our landfills. Safe disposal methods are necessary if we are to head off dangerous toxic waste problems. Sony has a long history of progressive environmental policies and we would like to see them once again lead the way.

     Also in 2000, we supported an initiative led by Mennonite Mutual Aid to protest AT&T's addition of the Hot Network, an adult channel, to its broadband cable system. AT&T's management declined the group's request for a meeting, which prompted Mennonite Mutual Aid to file a shareholder resolution. Pax World has informed AT&T's Board of Directors that we intend to vote in favor of the resolution.

     Recently, we threw our hat into the ring with more than 170 other organizations in support of the International Right to Know bill (IRTK). Unfortunately, some U.S. companies take advantage of lax environmental regulations of other countries, thereby causing egregious pollution. The IRTK bill puts a spotlight on that behavior by requiring American companies to disclose the environmental impact of their overseas operations. To find out more about the IRTK bill, please visit www.irtk.org.

     We hope this report offers you some insight as to the nature of our activities, and we welcome your feedback.

     Sincerely,

     /s/ Anita Green
     ---------------
     Anita Green
     Director of Social Research and Corporate Activities

February 12, 2001

                                Table of Contents

Chairman and President's Letter.......................Inside Front Cover
Social Research Director's Letter......................................1

P A X W O R L D  Balanced Fund, Inc.
     Portfolio Managers' Comments......................................4
     Portfolio Highlights..............................................5
     Schedule of Investments...........................................7
     Financial Highlights.............................................12
     Statement of Assets and Liabilities..............................13
     Statement of Operations..........................................14
     Statement of Changes in Net Assets...............................15
     Annual Meeting of Shareholders...................................16

P A X W O R L D  Growth Fund, Inc.
     Portfolio Managers' Comments.....................................18
     Portfolio Highlights.............................................19
     Schedule of Investments..........................................21
     Financial Highlights.............................................23
     Statement of Assets and Liabilities..............................24
     Statement of Operations..........................................25
     Statement of Changes in Net Assets...............................26
     Annual Meeting of Shareholders...................................27


P A X W O R L D  High Yield Fund, Inc.
     Portfolio Manager's Comments.....................................28
     Portfolio Highlights.............................................29
     Schedule of Investments..........................................31
     Financial Highlights.............................................36
     Statement of Assets and Liabilities..............................37
     Statement of Operations..........................................38
     Statement of Changes in Net Assets...............................39
     Annual Meeting of Shareholders...................................40

Notes to Financial Statements.........................................41

Independent Auditors' Report..........................................54

                                                    Portfolio Managers' Comments
                                                               December 31, 2000


Pax World Balanced Fund, Inc.

                     CHRISTOPHER H. BROWN & ROBERT P. COLIN
                              PORTFOLIO CO-MANAGERS

Q.   HOW DID THE PAX WORLD BALANCED FUND PERFORM IN 2000?
A. Led by a negative 9.1% return in the S&P 500 Index, the year 2000 proved to be a challenging period for most stock markets around the world. Despite this fact, the Balanced Fund achieved a positive total return of 5.66%. This result exceeded the Lipper Balanced Fund Index performance of 2.39% for the year 2000.

Q.   WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE
     PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING 2000?
A. The dawn of a new century proved to be a disappointment for most investors due to the fact that the major stock market averages declined in 2000. Notwithstanding the overall market disappointment, the Pax World Balanced Fund recorded positive results for the year. According to Lipper Analytical Services, the Fund's total return in 2000 outperformed 75% of the other balanced funds tracked by Lipper for the period. There were a number of reasons for this:

     1. The Federal Reserve had been increasing short-term interest rates and we decided to augment the Fund's exposure to short-term money market instruments as well as bonds.
     2. Rising energy prices contributed to the Fund's performance in that we had significant holdings in natural gas companies. Moreover, we added to a number of those holdings and also established positions in producers of independent power.
     3. During the year 2000, we reduced positions in vulnerable areas such as technology, telecommunications and international. Also, we added to conservative higher dividend yield issues in foods, retail and utilities. These sectors performed well last year. One of those new positions, BESTFOODS, was subsequently purchased by UNILEVER at a significant premium over our cost.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING 2000?
A. As mentioned above, we added to existing positions in the natural gas industry. Also, new positions were established in other energy issues such as AES, DYNEGY, EQUITABLE RESOURCES and QUESTAR. In utilities, we purchased AMERICAN WATER WORKS and DPL.

     Another significant item contributing to the performance of the Fund in 2000 was the complete elimination of GAP. This decision was prompted not only by financial issues but by social concerns as well. Technology was reduced through the partial sale of EMC and CISCO and the total reduction of APPLE COMPUTER.

                                                            Portfolio Highlights
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

                          TEN YEAR ANNUAL TOTAL RETURN
                                   HISTORICAL
                                  (line graph)

                   Pax World Balanced Fund, Inc.   Lipper Balanced Fund Index

1990                         $10,000                          $10,000
1991                         $12,080                          $12,616
1992                         $12,156                          $13,514
1993                         $12,028                          $15,091
1994                         $12,347                          $14,759
1995                         $15,951                          $18,389
1996                         $17,604                          $20,781
1997                         $22,026                          $24,948
1998                         $27,449                          $28,712
1999                         $32,178                          $31,291
2000                         $34,000                          $32,038

Growth of a $10,000 investment, compounded annually.


PAX WORLD BALANCED FUND, INC.*                  LIPPER BALANCED FUND INDEX
 5.66% 1 yr. total return                        2.39% 1 yr. total return
16.34% 5 yr. avg. total return                  11.80% 5 yr. avg. total return
13.02% 10 yr. avg. total return                 12.45% 10 yr. avg. total return


KEY STATISTICS

Change in NAV ($23.40 to $22.41)...................................-$0.99

Change in Total Net Assets ($1,065 to $1,230 million)........$165 million

Distribution to Shareholders (per share)...........................$2.275

1 Year Total Return*................................................5.66%

5 Year Average Total Return*.......................................16.34%

10 Year Average Total Return*......................................13.02%

* Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

                                                            Portfolio Highlights
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

TEN LARGEST HOLDINGS
                                                               Percent of
Company                                                        Net Assets

Enron Corp........................................................5.44%
Amgen Inc.........................................................3.64%
Vodafone Group PLC ADR............................................2.33%
Peoples Energy Corp...............................................2.18%
KeySpan Corp......................................................2.07%
Federal National Mortgage Assn. 5.37% due 2-7-2001................1.62%
EMC Corp. (Mass.).................................................1.62%
SBC Communications Inc. ..........................................1.55%
Starbucks Corp....................................................1.51%
Bristol-Myers Squibb Co...........................................1.50%
                                                                 ------

Total............................................................23.46%
                                                                 ------

[The following data represents a pie chart in printed piece.]

ASSET ALLOCATION

US Stocks 54%
Foreign Stocks 6%
Bonds 28%
Cash & Equivalents 12%

[The following data represents a pie chart in printed piece.]

SECTOR DIVERSIFICATION

Government Agency Bonds 26%
Corporate Bonds 3%
Consumer Products & Services 15%
Cash & Equivalents 12%
Health Care Services 11%
Energy 9%
Telecommunications 8%
Utilities 7%
Technology 5%
Financial/Real Estate 3%
Industrial/Commercial 1%

                                                         Schedule of Investments
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES        VALUE

     STOCKS: 59.65%

     COMMON STOCKS: 58.20%

CONSUMER PRODUCTS AND SERVICES: 14.45%
     A H Belo Corp. (BLC) ....................          150,000     $  2,400,000
     Avon Products, Inc. .....................           75,000        3,590,625
     Cablevision Systems Corp. ...............          150,000       12,740,625
     Costco Wholesale Corp. ..................          300,000       11,981,250
     CVS Corp. ...............................          250,000       14,984,375
     Family Dollar Stores, Inc. ..............          250,000        5,359,375
     General Mills, Inc. .....................          300,000       13,368,750
     Jones Apparel Group, Inc. ...............          120,300        3,872,156
     Koninklijke Philips
        Electronics, NV ADR ..................          446,200       16,174,750
     Masco Corp. .............................          300,000        7,706,250
     RadioShack Corp. ........................          300,000       12,843,750
     Sony Corp. ADR ..........................          250,000       17,437,500
     Staples, Inc. ...........................          400,000        4,725,000
     Starbucks Corp. .........................          420,000       18,585,000
     Sysco Corp. .............................          200,000        6,000,000
     Tribune Co. .............................          400,000       16,900,000
     Wendy's International, Inc. .............          350,000        9,187,500
                                                                    ------------
                                                                     177,856,906
                                                                    ------------
ENERGY: 9.02%
     AES Corp. ...............................          150,000        8,306,250
     Dynegy, Inc. ............................          325,000       18,220,313
     Enron Corp. .............................          804,848       66,902,990
     Equitable Resources, Inc. ...............          150,000       10,012,500
     Questar Corp. ...........................          250,000        7,515,625
                                                                    ------------
                                                                     110,957,678
                                                                    ------------
FINANCIAL/REAL ESTATE: 2.62%
     American Gen Corp. ......................          225,000       18,337,500
     Unum Provident Corp. ....................            9,000          241,875
     USA Education, Inc. .....................          200,000       13,600,000
                                                                    ------------
                                                                      32,179,375
                                                                    ------------
HEALTH CARE SERVICES: 11.36%
     Abbott Laboratories, Inc. ...............          125,000        6,054,687
     Amgen, Inc. .............................          700,000       44,756,250
     Apogent Technologies, Inc. ..............          182,200        3,735,100

                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES       VALUE

     COMMON STOCKS, continued

HEALTH CARE SERVICES, continued
     Baxter International, Inc. ................         200,000    $ 17,662,500
     Bristol-Myers Squibb Co. ..................         250,000      18,484,375
     Edwards Lifesciences Corp. ................         100,000       1,775,000
     Guidant Corp. .............................         150,000       8,090,625
     Johnson & Johnson .........................         100,000      10,506,250
     Medtronic, Inc. ...........................         250,000      15,093,750
     Stryker Corp. .............................         250,000      12,647,500
     Sybron Dental Specialties .................          60,733       1,024,869
                                                                    ------------
                                                                     139,830,906
                                                                    ------------
INDUSTRIAL/COMMERCIAL: 0.29%
     CNF, Inc. .................................          17,800         601,862
     United Parcel Service, Inc. ...............          50,300       2,958,269
                                                                    ------------
                                                                       3,560,131
                                                                    ------------
TECHNOLOGY: 5.35%
     America Online, Inc. ......................         200,000       6,960,000
     Cisco Systems, Inc. .......................         100,000       3,825,000
     Computer Associates International, Inc. ...         100,000       1,950,000
     EMC Corp. (Mass.) .........................         300,000      19,950,000
     Exodus Communications, Inc. ...............         150,000       3,000,000
     Fiserv, Inc. ..............................         275,000      13,045,313
     Intuit ....................................         125,000       4,929,687
     Microsoft Corp. ...........................         150,000       6,506,250
     Tellabs, Inc. .............................         100,000       5,650,000
                                                                    ------------
                                                                      65,816,250
                                                                    ------------
TELECOMMUNICATIONS: 8.32%
     Amdocs Limited ............................          20,000       1,325,000
     AT&T Corp. ................................         286,482       4,959,720
     Bellsouth Corp. ...........................         365,000      14,942,187
     Loral Space & Communications ..............         299,000         953,063
     McLeod USA, Inc. ..........................         400,000       5,650,000
     Qwest Communications International,
          Inc ..................................         432,330      17,725,530
     SBC Communications, Inc. ..................         400,000      19,100,000
     Telefonos de Mexico, SA ADR
          (representing ordinary shares L) .....         200,000       9,025,000
     Vodafone Group PLC ADR ....................         800,000      28,650,000
                                                                    ------------
                                                                     102,330,500
                                                                    ------------

                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES       VALUE

     COMMON STOCKS, continued

UTILITIES: 6.79%
     American Water Works, Inc. ................         250,000    $  7,343,750
     DPL, Inc. .................................         350,000      11,615,625
     KeySpan Corp. .............................         600,000      25,425,000
     NiSource, Inc. ............................         400,000      12,300,000
     Peoples Energy Corp. ......................         600,000      26,850,000
                                                                    ------------
                                                                      83,534,375
                                                                    ------------

TOTAL COMMON STOCKS ............................                     716,066,121
                                                                    ------------
     PREFERRED STOCKS: 1.45%

CONSUMER PRODUCTS AND SERVICES: 0.50%
     Cox Communications, Inc. New, 7.000%
       Series I Convertible Preferred ..........          55,000       3,410,000
     Suiza Foods Corp. Capital Trust II,
       5.500% Convertible Preferred ............          75,000       2,763,750
                                                                    ------------
                                                                       6,173,750
                                                                    ------------
FINANCIAL/REAL ESTATE: 0.42%
     Equity Residential Properties Trust
       7.250% Convertible Preferred
       Series G ............................             208,200       5,191,988
                                                                    ------------

UTILITIES: 0.53%
     NiSource, Inc. 7.750% Series B
       Convertible Preferred ...................         120,000       6,502,500
                                                                    ------------

TOTAL PREFERRED STOCKS .........................                      17,868,238
                                                                    ------------

TOTAL STOCKS ...................................                     733,934,359
                                                                    ------------

     BONDS: 28.37%
                                                     PRINCIPAL
     GOVERNMENT AGENCY                                 AMOUNT
     BONDS: 25.50%

Federal Home Loan Bank System
     5.250%, due August 9, 2002 ................    $ 10,000,000       9,915,600
     6.890%, due August 28, 2002 ...............       5,000,000       5,004,700
     7.125%, due October 4, 2002 ...............      10,000,000      10,025,000
     5.025%, due November 5, 2002 ..............      10,000,000       9,878,100

                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,
NAME OF ISSUER AND TITLE OF ISSUE                PRINCIPAL AMOUNT      VALUE

     GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
     5.905%, due December 23, 2002 ...........     $ 14,000,000     $ 14,063,420
     7.250%, due February 28, 2003 ...........       10,000,000       10,159,400
     5.750%, due April 28, 2003 ..............        7,000,000        6,948,620
     6.495%, due June 23, 2003 ...............        5,000,000        4,998,450
     5.590%, due October 6, 2003 .............       12,000,000       11,874,360
     5.335%, due February 19, 2004 ...........       10,000,000        9,851,600
     5.485%, due February 26, 2004 ...........        5,000,000        4,941,400
     6.000%, due May 25, 2004 ................        5,885,000        5,834,448
     6.000%, due October 6, 2004 .............        5,000,000        4,946,850
     6.750%, due November 16, 2004 ...........        5,000,000        5,013,300
     7.250%, due February 14, 2005 ...........        5,000,000        5,142,950
     7.520%, due March 15, 2005 ..............       10,000,000       10,207,800
     7.250%, due May 13, 2005 ................       10,000,000       10,567,200
     7.800%, due May 16, 2005 ................       10,000,000       10,439,100
     7.025%, due September 19, 2005 ..........       10,000,000       10,301,350

Federal Home Loan Mortgage Corp. .............
     5.400%, due January 14, 2002 ............        5,000,000        4,979,700
     6.180%, due June 14, 2002 ...............        5,000,000        4,993,750
     6.110%, due June 18, 2003 ...............       10,000,000        9,951,600
     7.500%, due January 12, 2005 ............        5,000,000        5,002,350

Federal National Mortgage Association
     5.370%, due February 7, 2001 ............       20,000,000       19,978,200
     5.410%, due February 13, 2001 ...........       10,000,000        9,992,200
     5.360%, due February 16, 2001 ...........       10,000,000        9,987,500
     6.710%, due July 24, 2001 ...............        7,000,000        7,030,590
     6.510%, due September 27, 2002 ..........        5,000,000        5,001,025
     5.430%, due November 3, 2003 ............       10,000,000        9,867,200
     5.375%, due November 17, 2003 ...........        8,000,000        7,944,960
     5.810%, due February 23, 2004 ...........       10,000,000        9,912,500
     6.000%, due March 12, 2004 ..............       10,000,000        9,948,400
     5.880%, due March 25, 2004 ..............        9,000,000        8,919,810
     7.400%, due June 27, 2005 ...............       10,000,000       10,215,600
     6.920%, due November 8, 2005 ............       10,000,000       10,184,400
     6.170%, due March 13, 2006 ..............       10,000,000        9,725,000
                                                                    ------------

TOTAL GOVERNMENT AGENCY BONDS ................                       313,748,433
                                                                    ------------

                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,
NAME OF ISSUER AND TITLE OF ISSUE                  PRINCIPAL AMOUNT     VALUE

     CORPORATE BONDS: 2.87%

     American General Finance Corp.
       5.750%, due November 1, 2003 ..............   $  5,000,000 $    4,924,225
     Compaq Computer Corp. 7.450%,
       due August 1, 2002 ........................      4,000,000      3,994,412
     Cox Communications, Inc. 6.690%,
       due September 20, 2004 ....................      5,130,000      5,137,603
     General Mills, Inc. 7.000%, due
       September 16, 2002 ........................      7,000,000      7,089,362
     Qwest Capital Funding, Inc. Gtd Nt
       144A 7.750%, due August 15, 2006 ..........      4,000,000      4,093,924
     Sears Roebuck Acceptance Corp.
       6.000%, due March 20, 2003 ................      5,000,000      4,913,550
     Vodafone Group, PLC 7.625%, due
       February 15, 2005 .........................      5,000,000      5,153,270
                                                                  --------------

TOTAL CORPORATE BONDS ............................                    35,306,346
                                                                  --------------

TOTAL BONDS ......................................                   349,054,779
                                                                  --------------

     CERTIFICATES OF DEPOSIT: 0.12%

     South Shore Bank 7.000%, due
       May 30, 2001 ..............................      1,000,000      1,000,000
     Self Help Credit Union 6.160%, due
       October 11, 2001 ..........................        500,000        500,000
                                                                  --------------

TOTAL CERTIFICATES OF DEPOSIT ....................                     1,500,000
                                                                  --------------
                                                        NUMBER
                                                       OF SHARES
     MONEY MARKET SHARES: 11.45%

     Pax World Money Market Fund..................    140,894,207    140,894,207
                                                                  --------------

TOTAL INVESTMENTS: 99.59%                                          1,225,383,345

     Cash and receivables, less
       liabilities: 0.41%.........................                     5,000,459
                                                                  --------------

Net assets: 100%..................................                $1,230,383,804
                                                                  --------------

See notes to financial statements

                                                            Financial Highlights
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                     Year Ended December 31
                                         ------------------------------------------------
                                           2000      1999      1998      1997      1996
                                         --------  --------  --------  --------  --------
Net asset value, beginning
    of year ..........................   $  23.40  $  21.64  $  18.52  $  16.56  $  16.33
                                         --------  --------  --------  --------  --------

Income from investment
       operations
  Investment income, net (A) .........       .513      .471      .468      .493      .550
  Realized and unrealized gain
   (loss) on investments, net (A) ....       .781     3.167     4.008     3.622     1.122
                                         --------  --------  --------  --------  --------
     Total from investment
         operations ..................      1.294     3.638     4.476     4.115     1.672
                                         --------  --------  --------  --------  --------

Less distributions
  Dividends from investment
     income, net .....................       .525      .459      .468      .503      .550
  Distributions from realized gains ..      1.750     1.410      .880     1.650      .892
  Tax return of capital ..............       .009      .009      .008      .002        --
                                         --------  --------  --------  --------  --------

    Total distributions ..............      2.284     1.878     1.356     2.155     1.442
                                         --------  --------  --------  --------  --------

 Net asset value, end of year.........   $  22.41  $  23.40  $  21.64  $  18.52  $  16.56
                                         --------  --------  --------  --------  --------

2.   TOTAL RETURN .....................      5.66%    17.23%    24.62%    25.12%    10.36%

3.   RATIOS AND SUPPLEMENTAL DATA

   Ratio of total expenses to average
       net assets (B).................        .96%      .89%      .95%      .91%      .89%
   Ratio of investment income, net,
       to average net assets .........       2.14%     2.05%     2.33%     2.67%     3.24%
   Portfolio turnover rate............      26.49%    21.09%    28.59%    13.88%    34.55%
   Net assets, end of year
       ('000,000s)....................   $  1,230  $  1,065  $    838  $    629  $    513
   Number of capital shares
       outstanding, end of year
       ('000s)........................     54,903    45,499    38,712    33,971    31,008

(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.

(B) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).

                                             Statement of Assets and Liabilities
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

ASSETS

Investments, at value - note A
   Common stocks (cost - $445,858,405) ....................   $  716,066,121
   Preferred stocks (cost - $16,536,692) ..................       17,868,238
   Bonds (amortized cost - $347,493,502) ..................      349,054,779
   Certificates of deposit (cost - $1,500,000) ............        1,500,000
   Pax World Money Market Fund (cost - $140,894,207) ......      140,894,207
                                                              --------------
                                                               1,225,383,345

Cash ......................................................        3,729,161

Receivables
   Dividends and interest .................................        6,935,117
   Investment securities sold .............................            2,835
                                                              --------------

     Total assets .........................................    1,236,050,458
                                                              --------------

LIABILITIES

Payables
   Capital stock reacquired ...............................          237,299
   Withheld foreign dividend tax liability ................            8,720
   Investment securities purchased ........................        4,438,589

Accrued expenses
   Investment advisory fee - note B .......................          504,242
   Transfer agent fee .....................................          150,000
   Distribution expenses - note D .........................          224,347
   Other accrued expenses .................................          103,457
                                                              --------------

     Total liabilities ....................................        5,666,654
                                                              --------------

       Net assets (equivalent to $22.41 per share based on
         54,902,887 shares of capital stock outstanding)
         - note E .........................................   $1,230,383,804
                                                              --------------

       Net asset value, offering price and redemption price
         per share ($1,230,383,804 / 54,902,887 shares
         outstanding) .....................................           $22.41
                                                                      ------

See notes to financial statements

                                                         Statement of Operations
                                                    Year Ended December 31, 2000

PAX WORLD Balanced Fund, Inc.

Investment income
   Income - note A
     Dividends
       Pax World Money Market Fund.....         $ 5,833,242
       Other investments ..............           9,781,115        $ 15,614,357
                                                -----------
     Interest..........................                              20,186,861
                                                                   ------------

         Total income..................                              35,801,218

   Expenses
     Investment advisory fee - note B..           5,875,614
     Distribution expenses - note D....           2,712,662
     Transfer agent fee................           1,159,371
     State and foreign taxes...........             435,826
     Custodian fees - note F...........             294,796
     Printing and mailing..............             203,078
     Legal fees and related expenses
       - note B........................             140,676
     Registration fees.................              93,709
     Other.............................              91,360
     Audit fees........................              65,743
     Directors' fees and expenses - note B           57,438
                                                -----------

         Total expenses................          11,130,273

         Less: Fees paid indirectly - note F       (258,079)
                                                -----------

              Net expenses.............                              10,872,194
                                                                   ------------

         Investment income, net........                              24,929,024
                                                                   ------------

Realized and unrealized gain (loss) on
   investments - notes A and C
     Net realized gain on investments..                              88,162,000
     Change in unrealized appreciation of
       investments for the year........                             (50,195,067)
                                                                   ------------

         Net gain on investments.......                              37,966,933
                                                                   ------------

         Net increase in net assets
           resulting from operations...                            $ 62,895,957
                                                                   ------------

See notes to financial statements

                                              Statement of Changes in Net Assets
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.


                                                  Year Ended December 31
                                             ----------------------------------
                                                  2000               1999
                                             ---------------    ---------------

Increase in net assets
   Operations
     Investment income, net ..............   $    24,929,024    $    19,311,170
     Net realized gain on investments ....        88,162,000         59,654,186
     Change in unrealized appreciation of
       investments .......................       (50,195,067)        73,483,006
                                             ---------------    ---------------
         Net increase in net assets
           resulting from operations .....        62,895,957        152,448,362
  Net equalization credits - note A ......           475,703            382,410
  Distributions to shareholders from:
     Investment income - net ($.525
       and $.459 per share, respectively)
         - note A ........................       (25,972,614)       (19,169,759)
     Net realized gain on investments
       ($1.75 and $1.41 per share,
         respectively) - note A ..........       (88,161,949)       (59,654,097)
  Capital share transactions - note E ....       216,254,908        153,112,359
                                             ---------------    ---------------
      Net increase in net assets .........       165,492,005        227,119,275
Net assets
   Beginning of year .....................     1,064,891,799        837,772,524
                                             ---------------    ---------------
   End of year [including (excess
     distribution of) undistributed
     investment income - net,
     of ($37,097) and $530,790,
     respectively] .......................   $ 1,230,383,804    $ 1,064,891,799
                                             ---------------    ---------------

See notes to financial statements

                                                  Annual Meeting of Shareholders
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held commencing at 10:45 a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

          Nominee:                     For:          Withheld:
          C. Lloyd Bailey           23,366,319       554,053
          Carl H. Doerge, Jr.       23,513,244       407,128
          Thomas W. Grant           23,506,297       414,074
          Joy L. Liechty            23,563,927       356,444
          Laurence A. Shadek        23,497,281       423,090
          Sanford C. Sherman        23,506,848       413,524
          Nancy S. Taylor           23,558,960       361,411
          Esther J. Walls           23,490,330       430,042

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000:

                 For:               23,062,163
                 Against:              114,718
                 Abstain:              743,491
                 Broker Non-Votes:           0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                 For:               21,484,224
                 Against:              699,702
                 Abstain:            1,736,446
                 Broker Non-Votes:           0

                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.


In addition, the Shareholders of the Fund voted at such meeting to adjourn the consideration of certain other proposals presented at such meeting until a later date, as discussed at such meeting, as follows:

                 For:               21,485,201
                 Against:              699,702
                 Abstain:            1,736,446
                 Broker Non-Votes:           0

The adjourned consideration of such proposals took place at a meeting of the Shareholders of the Fund commencing at 10:00 a.m. on July 6, 2000 at the offices of H.G. Wellington & Co., Inc., Suite 1702, 14 Wall Street, New York, NY 10005. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted upon at that time, are as follows:

(1) To amend the Certificate of Incorporation of the Fund to change the name of the Fund to "Pax World Balanced Fund, Inc.":

                 For:               28,914,503
                 Against:              569,697
                 Abstain:              776,335
                 Broker Non-Votes:           0

(2) To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to prohibit the Fund from investing in companies appearing on the United States Department of Defense List of 100 largest contractors, if 5% or more of the gross sales of such companies are derived from contracts with the United States Department of Defense:

                 For:               25,906,327
                 Against:            1,549,829
                 Abstain:              825,336
                 Broker Non-Votes:   1,979,042

(3) To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers:

                 For:               24,814,195
                 Against:            2,307,958
                 Abstain:            1,159,339
                 Broker Non-Votes:   1,979,042

                                                    Portfolio Managers' Comments
                                                               December 31, 2000


PAX WORLD Growth Fund, Inc.

                      ROBERT P. COLIN & PAUL I. GULDEN, JR.
                              PORTFOLIO CO-MANAGERS

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM IN 2000?
A. For the year, the Pax World Growth Fund recorded a loss of 16.11%. This compares to -9.15% for the S&P 500, and -39.29% for the NASDAQ. As noted below, the majority of this decline was in the final months of the year. Many of the Fund's holdings have rebounded sharply in the New Year.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING 2000?
A. In 1999, the success of the Pax World Growth Fund (+28.30%) was built on the performance of technology, Internet-related issues, and telecommunications. These same sectors, however, were under selling pressure throughout year 2000. Although we reduced holdings in these groups and added to positions in health care and biotechnology, these successful strategies were overshadowed by the adverse performance of the groups noted above. As the year came to a close, individual selling pressure and institutional liquidation increased in what had formerly been considered growth names. Selling was not only confined to the more speculative issues but also spilled over to some of the quality companies held by the Fund.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING 2000?
A. In addition to reducing or eliminating technology/Internet/telecom issues such as COVAD, TELMEX, and @HOME, the Fund sold companies dependent on the economic cycle such as AIRBORNE FREIGHT and GENUINE PARTS. At the same time, health care, energy, and consumer product positions were increased. Examples of these are ELAN PLC, CALPINE CORP., and CVS CORP. At year end, the Fund's largest holdings were in the health care sector.

                                                            Portfolio Highlights
                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

                               ANNUAL TOTAL RETURN
                                   HISTORICAL
       [The following data represents a line chart in the printed piece.]

              Pax World Growth Fund, Inc.    Lipper Multi-Cap Core Fund Index

6-11-1997              $10,000                          $10,000
1997(1)                  9,660                          $11,041
1998                   $11,130                          $13,105
1999                   $14,280                          $15,829
2000                   $11,980                          $15,300

Growth of a $10,000 investment, compounded annually.


PAX WORLD GROWTH FUND, INC.*                LIPPER MULTI-CAP CORE FUND INDEX

-16.11%  1 yr. total return                 -3.34%  1 yr. total return
  5.22%  6-11-97 to 12-31-00                12.66%  6-11-97 to 12-31-00 avg.
         avg. total return                          total return


The line graph on the above chart for Pax World Growth Fund does not include the initial sales charge that was in effect until November 1, 1999. If the initial sales charge of 2.5% were taken into account, a $10,000 investment would have grown to $11,676.

(1) 1997 represents a partial year from June 11, 1997 (date of Fund inception) to December 31, 1997.

KEY STATISTICS

Change in NAV ($14.28 to $11.98)................................-$2.30

Change in Total Net Assets ($22.07 to $28.52 million)....$6.45 million

1 Year Total Return*............................................-16.11%

6-11-97 to 12-31-00 Avg. Total Return*............................5.22%

* Rate of return figures do not include the 2.5% initial sales charge that was in effect until November 1, 1999. The return for the period June 11, 1997 to December 31, 2000 with the initial sales charge deducted is 4.46%. The sales charge was not in effect at any time during the one year period ended December 31, 2000. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

                                                            Portfolio Highlights
                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

TEN LARGEST HOLDINGS

                                                        Percent of
Company                                                 Net Assets

American Gen Corp..........................................5.71%
QualComm Inc...............................................4.61%
Medtronic Inc..............................................4.23%
CVS Corp. .................................................4.21%
Elan PLC ADR ..............................................4.10%
Dynegy Inc.................................................3.93%
Symbol Technologies Inc....................................3.79%
Baxter International Inc...................................3.72%
Comcast Corp. Class A......................................3.66%
Host Marriott Corp. REIT...................................3.40%
                                                          ------

Total.....................................................41.36%
                                                          ------
[The following data represents a pie chart in the printed piece.]

ASSET ALLOCATION

U.S. Common Stocks 82%
Foreign Common Stocks 7%
Cash & Equivalents 11%

[The following data represents a pie chart in the printed piece.]

SECTOR DIVERSIFICATION

Health Care Services 21%
Consumer Products & Services 16%
Technology 16%
Telecommunications 14%
Cash & Equivalents 11%
Financial/Real Estate 11%
Energy 8%
Industrial/Commercial 3%

                                                         Schedule of Investments
                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

PERCENT OF NET ASSETS,                                    NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                        OF SHARES      VALUE

     COMMON STOCKS: 88.77%

CONSUMER PRODUCTS AND SERVICES: 16.05%
     Comcast Corp. Class A .......................         25,000     $1,043,750
     CVS Corp. ...................................         20,000      1,198,750
     Masco Corp. .................................         30,000        770,625
     RadioShack Corp. ............................         15,000        642,188
     Tribune Co. .................................         20,000        845,000
     Web MD Corp. ................................         10,000         79,375
                                                                      ----------
                                                                       4,579,688
                                                                      ----------

ELECTRONIC SYSTEMS AND SERVICES: 3.79%
     Symbol Technologies, Inc. ...................         30,000      1,080,000
                                                                      ----------

ENERGY: 8.41%
     Calpine Corp. ...............................         15,000        675,938
     Dynegy, Inc. ................................         20,000      1,121,250
     Questar Corp. ...............................         20,000        601,250
                                                                      ----------
                                                                       2,398,438
                                                                      ----------

FINANCIAL/REAL ESTATE: 10.98%
     American Gen Corp. ..........................         20,000      1,630,000
     Host Marriott Corp. REIT ....................         75,000        970,312
     Washington Mutual, Inc. .....................         10,000        530,625
                                                                      ----------
                                                                       3,130,937
                                                                      ----------
HEALTH CARE SERVICES: 20.53%
     Amgen, Inc. .................................         10,000        639,375
     Baxter International, Inc. ..................         12,000      1,059,750
     Chiron Corp. ................................         20,000        890,000
     Elan PLC ADR ................................         25,000      1,170,312
     Medtronic, Inc. .............................         20,000      1,207,500
     Thoratec Labs Corp. .........................         25,000        275,000
     Watson Pharmaceuticals, Inc. ................         12,000        614,250
                                                                      ----------
                                                                       5,856,187
                                                                      ----------

INDUSTRIAL - COMMERCIAL: 3.09%
     United Parcel Service, Inc. Class B .........         15,000        882,188
                                                                      ----------

TECHNOLOGY: 12.36%
     America Online, Inc. ........................         15,500        539,400
     Check Point Software ........................          6,000        801,375

                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES       VALUE

     COMMON STOCKS, continued

TECHNOLOGY, continued
     Compaq Computer Corp. .....................          35,000     $   526,750
     Exodus Communications, Inc. ...............          13,075         261,500
     Network Appliance, Inc. ...................           7,000         449,312
     Sanmina Corp. .............................          10,000         766,250
     Yahoo! Inc. ...............................           6,000         180,375
                                                                     -----------
                                                                       3,524,962
                                                                     -----------
TELECOMMUNICATIONS: 13.56%
     American Tower Corp. ......................          15,000         568,125
     Convergys Corp. ...........................          20,000         906,250
     McLeod USA, Inc. ..........................          50,000         706,250
     Nextel Communications, Inc. ...............
          Class A ..............................          15,000         371,250
     QualComm, Inc. ............................          16,000       1,315,000
                                                                     -----------
                                                                       3,866,875
                                                                     -----------

TOTAL COMMON STOCKS ............................                      25,319,275

     MONEY MARKET SHARES: 9.88%

     Pax World Money Market Fund ...............       2,819,179       2,819,179
                                                                     -----------

TOTAL INVESTMENTS: 98.65% ......................                      28,138,454

     Cash, receivables and deferred costs
       less liabilities: 1.35% .................                         385,027
                                                                     -----------

Net assets: 100% ...............................                     $28,523,481
                                                                     -----------

See notes to financial statements.

                                                            Financial Highlights
                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                      Period
                                                                   June 9, 1997
                                                                    (the date
                                                                    operations
                                        Year Ended December 31     commenced) to
                                    -------------------------------   December
                                      2000       1999       1998      31, 1997
                                    ---------  ---------  ---------  ---------

Net asset value, beginning
 of period .......................  $   14.28  $   11.13  $    9.66  $   10.00
                                    ---------  ---------  ---------  ---------

 Income (loss) from
   investment operations
  Investment (loss), net .........       (.02)      (.02)      (.04)      (.01)
  Realized and unrealized
    gain (loss) on
    investments, net .............      (2.28)      3.17       1.51       (.33)
                                    ---------  ---------  ---------  ---------
     Total from investment
      operations .................      (2.30)      3.15       1.47       (.34)
                                    ---------  ---------  ---------  ---------
Net asset value, end
   of period .....................  $   11.98  $   14.28  $   11.13  $    9.66
                                    ---------  ---------  ---------  ---------

2.   TOTAL RETURN.................     (16.11%)    28.30%     15.22%     (3.40%)

3.   RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses
 to average net assets
 (A)(B)...........................       1.56%      1.58%      1.62%      1.49%
Ratio of investment (loss),
   net, to average net assets (A).       (.14%)     (.29%)     (.61%)     (.56%)
Portfolio turnover rate...........      83.97%     76.40%     96.72%     50.79%
Net assets, end of period ('000s).  $  28,523  $  22,068  $  12,372  $   4,605
Number of capital shares
   outstanding, end
   of period ('000s)..............      2,382      1,546      1,112        477

(A)  These ratios for the period ended December 31, 1997 have been annualized.

(B) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                             Statement of Assets and Liabilities
                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

ASSETS

Investments, at value - note A
   Common stocks (cost - $24,883,888) ..............            $25,319,275
   Pax World Money Market Fund (cost -
        $2,819,179) ................................              2,819,179
                                                                -----------
                                                                 28,138,454

Cash ...............................................                321,978

Receivables
   Dividends and interest ..........................                 55,340
   Investment securities sold ......................                 41,914

Organization costs - note A ........................                  1,500
Deferred offering costs - note A ...................                 12,643
Deferred registration fees - note A ................                  6,454
                                                                -----------

   Total assets ....................................             28,578,283
                                                                -----------
LIABILITIES

Payables
   Capital stock reacquired ........................                 20,729
   Organization costs, deferred offering costs and
     deferred registration fees payable to Adviser
     - note A ......................................                 20,597

Accrued expenses ...................................                 13,476
                                                                -----------
     Total liabilities .............................                 54,802
                                                                -----------

     Net assets (equivalent to $11.98 per share
       based on 2,381,878 shares of capital stock
       outstanding) - note E .......................            $28,523,481
                                                                -----------

     Net asset value and redemption price per share
       ($28,523,481 / 2,381,878 shares
        outstanding) ...............................            $     11.98
                                                                -----------

     Offering price per share (effective November 1,
       1999, the Board of Directors voted to waive
       the 2.5% initial sales charge until further
       notice) .....................................            $     11.98
                                                                -----------

See notes to financial statements

                                                         Statement of Operations
                                                    Year Ended December 31, 2000

PAX WORLD Growth Fund, Inc.

Investment income (loss)
   Income - note A
     Dividends
       Pax World Money Market Fund ..............   $   224,429
       Other investments ........................       165,418     $   389,847
                                                    -----------
   Interest .....................................                         2,102
                                                                    -----------
         Total income ...........................                       391,949

   Expenses
     Investment advisory fee - note B ...........       270,381
     Transfer agent fee .........................       100,592
     Distribution expenses - note D .............        69,896
     Registration fees - note A .................        63,341
     Legal fees and related expenses
         - note B ...............................        51,538
     Custodian fees - note F ....................        39,113
     Audit fees .................................        32,514
     Directors' fees and expenses - note B ......        29,815
     Printing and mailing .......................        17,786
     Amortization of organization costs,
       deferred offering costs and deferred
       registration fees - note A ...............        13,732
     State and foreign taxes ....................         3,759
     Other ......................................         2,358
                                                    -----------
         Total expenses .........................       694,825

         Less: Fees paid indirectly - note F ....       (16,994)
               Expenses assumed by
                 Adviser - notes B and G ........      (247,180)
                                                    -----------
             Net expenses .......................                       430,651
                                                                    -----------


         Investment (loss), net .................                       (38,702)
                                                                    -----------

Realized and unrealized gain (loss) on
    investments - notes A and C
   Net realized gain on investments .............                           275
   Change in unrealized appreciation of
     investments for the year ...................                    (5,429,247)
                                                                    -----------
         Net (loss) on investments ..............                    (5,428,972)
                                                                    -----------

         Net (decrease) in net assets
           resulting from operations ............                   $(5,467,674)
                                                                    -----------

See notes to financial statements

                                              Statement of Changes in Net Assets
                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

                                                      Year Ended December 31
                                                   ----------------------------
                                                       2000            1999
                                                   ------------    ------------

Increase in net assets
   Operations
     Investment (loss), net ....................   $    (38,702)   $    (46,308)
     Net realized gain on investments ..........            275             198
     Change in unrealized appreciation
        of investments .........................     (5,429,247)      4,602,888
                                                   ------------    ------------
       Net increase (decrease) in net assets
         resulting from operations .............     (5,467,674)      4,556,778


   Capital share transactions - note E .........     11,923,122       5,139,164
                                                   ------------    ------------

       Net increase in net assets ..............      6,455,448       9,695,942

Net assets
   Beginning of year ...........................     22,068,033      12,372,091
                                                   ------------    ------------

   End of year (net of accumulated
     investment loss, net: $140,482 and
     $101,780, respectively) ...................   $ 28,523,481    $ 22,068,033
                                                   ------------    ------------

See notes to financial statements

                                                  Annual Meeting of Shareholders
                                                               December 31, 2000

PAX WORLD Growth Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held commencing at 9:45 a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of seven Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

        Nominee:                     For:          Withheld:
        Carl H. Doerge, Jr.        1,021,748        25,655
        Thomas W. Grant            1,023,146        24,257
        John L. Kidde              1,021,268        26,135
        Joy L. Liechty             1,024,344        23,059
        Laurence A. Shadek         1,021,983        25,420
        Sanford C. Sherman         1,016,385        31,018
        Nancy S. Taylor            1,022,729        24,674

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000:

                 For:              1,005,376
                 Against:              4,519
                 Abstain:             37,508
                 Broker Non-Votes:         0

(3) To approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers:

                 For:                840,264
                 Against:             46,364
                 Abstain:             52,302
                 Broker Non-Votes:   108,472

(4) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                 For:                949,599
                 Against:             16,868
                 Abstain:             80,936
                 Broker Non-Votes:         0

                                                    Portfolio Manager's Comments
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q.   HOW DID PAX WORLD HIGH YIELD FUND PERFORM IN 2000?
A. The Net Asset Value (NAV) of the Fund ended the year at $8.74 versus an NAV of $9.67 at year-end 1999. While the decline in the high-yield market did not leave our portfolio unscathed, our dividend and interest income led to a total return (interest and dividend income plus capital appreciation) of -0.58% for the year, outperforming all but 11% of high-yield funds according to Lipper Analytical Services. The average high-yield fund declined 9.71% during 2000, according to Lipper Analytical Services.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING 2000?
A. In the year 2000, a tough year for the capital markets, the Pax World High Yield Fund's one-year total return outperformed the same for the Lipper High Current Yield Bond Fund Index for the following reasons:

     1. The Pax World High Yield Fund portfolio is concentrated in upper-tier and mid-tier high-yield securities (generally B and BB) and has low exposure to CCC bonds.
     2. In a few cases, companies in the Fund's portfolio were acquired by larger, stronger companies that drove our bond prices up on the news and on the completion of these mergers.
     3. The Fund's holdings of investment grade REIT preferred stocks continued their substantial rally.
     4. The Fund's 10% cash position helped buffer the volatility during the October-November market decline.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING 2000?
A. We diversified the portfolio in 2000 adding 26 new positions by year end. We increased our exposure to the recession resistant cable industry, adding UNITED PAN EUROPE COMMUNICATIONS, which is expected to offer telephone and Internet service to its customers in 17 countries in the future. We also over-weighted health care, adding KING PHARMACEUTICALS whose Altace drug is FDA approved for patients at risk of heart disease and stroke, even without high blood pressure. Lastly, we proudly purchased our first FDIC insured Certificate of Deposit for the COMMUNITY CAPITAL BANK, which does community development banking in some of the economically challenged neighborhoods of New York City.

     We sold INVITROGEN convertible bonds because they had risen so much they no longer met our high-yield criteria. We sold COVAD COMMUNICATIONS due to disappointing financial performance and management departures.

                                                            Portfolio Highlights
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

                               ANNUAL TOTAL RETURN
                                   HISTORICAL
                                  (line graph)

                                             Lipper High Current
        Pax World High Yield Fund, Inc.     Yield Bond Fund Index

10-8-1999          $10,000                          $10,000
1999(1)             $9,754                          $10,266
2000                $9,697                           $9,269

Growth of a $10,000 investment, compounded annually.

PAX WORLD HIGH YIELD FUND, INC.*            LIPPER HIGH CURRENT YIELD BOND
                                            FUND INDEX
-0.58% 1 yr. total return
-2.47% 10-8-99 to 12-31-00 avg.             -9.71% 1 yr. total return
       total return                         -5.87% 10-8-99 to 12-31-00 avg.
                                                   total return

(1) 1999 represents a partial year from October 8, 1999 (date of Fund inception) to December 31, 1999.

KEY STATISTICS

Change in NAV ($9.67 to $8.74)..................................-$0.93

Change in Total Net Assets ($2.91 to $10.34 million)**...$7.43 million

Distributions to Shareholders (per share).......................$0.878

30 Day SEC Yield................................................11.84%

1 Year Total Return*............................................-0.58%

10-8-99 to 12-31-00 Avg. Total Return*..........................-2.47%

* Rate of return figures do not include the 1% contingent deferred sales charge imposed on shares of the Fund redeemed within six months of purchase. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

** Of the $7.43 million increase in Total Net Assets from December 31, 1999 to December 31, 2000, Pax World Management Corp. (the Adviser) invested $2.495 million.

                                                            Portfolio Highlights
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

TEN LARGEST HOLDINGS

                                                     Percent of
Company                                              Net Assets

King Pharmaceuticals Inc. 10.75%, due 2-15-2009...........5.01%
Health Care Property Investors Inc. 8.60%
    Preferred Series C....................................5.01%
Broadwing Communications Inc. 12.50% Junior
    Preferred Exch........................................4.69%
Americredit Corp. Series B 9.875%, due 4-15-2006..........4.54%
St. John Knits Int'l Inc. 12.50%, due 7-1-2009............4.40%
Felcor Lodging Trust Inc. 9.00% Depository Sh. Repstg
  Preferred Series B......................................3.55%
Equity Residential Properties Trust 9.65% Preferred Sh. Ben.
  Interest Series F.......................................3.44%
Musicland Group Inc. 9.875%, due 3-15-2008................3.40%
Nextel Communications Inc. 9.375%, due 11-15-2009.........3.39%
United Pan Europe Communications NV 10.875%,
  due 8-1-2009........................................... 3.09%
                                                         ------

Total....................................................40.52%
                                                         ------

[The following data represents a pie chart in the printed piece.]

ASSET ALLOCATION

Preferred Stocks 17%
US Bonds 57%
Foreign Bonds 14%
Cash & Equivalents 12%

[The following data represents a pie chart in the printed piece.]

SECTOR DIVERSIFICATION

Telecommunications 18%
Technology 2%
Cable; Broadcasting/Satellite; Media 16%
Retail; Apparel/Textiles; Lodging/Hotels 14%
Cash & Equivalents 12%
Health Care; Medical Devices/Pharmaceuticals 12%
Consumer Products 9%
Financial/Real Estate 8%
Energy; Utilities 5%
Industrial; Commercial; Services/Distributors 4%

                                                         Schedule of Investments
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                       NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                          OF SHARES     VALUE

     PREFERRED STOCKS: 16.69%

FINANCIAL/REAL ESTATE: 3.44%
     Equity Residential Properties Trust
       Preferred Sh. Ben. Interest 9.65%,
       Series F ......................................       14,400  $   355,500
                                                                     -----------

HEALTH CARE: 5.01%
     Health Care Property Investors, Inc.
       8.60% Preferred Series C ......................       28,000      518,000
                                                                     -----------

LODGING/HOTELS: 3.55%
     Felcor Lodging Trust, Inc., 9.00%,
       Depository Sh. Repstg Preferred
       Series B ......................................       20,100      366,825
                                                                     -----------


TELECOMMUNICATIONS: 4.69%
     Broadwing Communications, Inc., 12.50%
       Junior Preferred Exch .........................          500      485,000
                                                                     -----------

TOTAL PREFERRED STOCKS ...............................                 1,725,325
                                                                     -----------
     CORPORATE BONDS: 71.25%

                                                          PRINCIPAL
                                                            AMOUNT

APPAREL/TEXTILES: 4.40%
     St. John Knits Int'l, Inc., Senior
       Subordinated Note, 12.50%, due
       July 1, 2009 ..................................   $  500,000      455,625
                                                                     -----------

BROADCASTING/SATELLITE: 2.39%
     EchoStar Broadband Corp. Senior Note,
       10.375%, due October 1, 2007 ..................      250,000      246,875
                                                                     -----------

CABLE: 11.69%
     Century Communications Corp. Senior
       Note, 8.75%, due October 1, 2007 ..............      305,000      262,300
     NTL, Inc., Senior Note, Series B,
       10.00%, due February 15, 2007  ................      250,000      216,875
     Pecunia 1 Vermogensverwaltung, US
       Senior Note 144A, 14.00%, due
       July 15, 2010 .................................      250,000      225,000

                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                    PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT       VALUE

     CORPORATE BONDS, continued

CABLE, continued
     Telewest Communications, Inc. ...................
       Senior Discount Note 0/9.25%,
       due April 15, 2009 ............................   $  390,000  $   184,275
     United Pan Europe Communications
       NV, Senior Note, 10.875%, due
       August 1, 2009 ................................      500,000      320,000
                                                                     -----------
                                                                       1,208,450
                                                                     -----------
CONSUMER PRODUCTS: 9.21%
     Bally Total Fitness Holdings Corp.,
       Senior Subordinated Note, Series D,
       9.875%, due October 15, 2007 ..................      258,000      237,360
     Interim Svcs, Inc., Subordinated
       Note Convertible, 4.50%, due
       June 1, 2005 ..................................      250,000      170,000
     Sbarro, Inc. Senior Note, 11.00%,
       due September 15, 2009 ........................      269,500      271,184
     Weight Watchers Intl, Inc., Senior
       Subordinated Note, 13.00%, due
       October 1, 2009 ...............................      250,000      273,750
                                                                     -----------
                                                                         952,294
                                                                     -----------
ENERGY: 3.47%
     Compagnie Generale de Geophysique,
       Senior Note 144A, 10.625%, due
       November 15, 2007 .............................      250,000      257,500
     Veritas DGC, Inc. Senior Note,
       9.75%, due October 15, 2003 ...................      100,000      101,250
                                                                     -----------
                                                                         358,750
                                                                     -----------
FINANCIAL: 4.54%
     Americredit Corp. Senior Subordinated
       Note Series B, 9.875%, due April 15,
       2006 ..........................................      500,000      470,000
                                                                     -----------

HEALTH CARE: 1.64%
     Dynacare, Inc. Senior Note, 10.75%,
       due January 15, 2006 ..........................      180,000      170,100
                                                                     -----------

                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                    PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT       VALUE

     CORPORATE BONDS, continued

INDUSTRIAL/COMMERCIAL: 2.80%
     Federal-Mogul Corp. Note,
        7.375%, due January 15, 2006  ................   $  350,000  $    56,000
     Mail Well Inc. Subordinated Note
       Convertible, 5.00%, due
       November 1, 2002 ..............................      250,000      187,500
     Russell Stanley Holdings, Inc., Senior
       Senior Subordinated Note, Series B,
       10.875%, due February 15, 2009 ................      200,000       46,000
                                                                     -----------
                                                                         289,500
                                                                     -----------
LODGING/HOTELS: 1.80%
     Capstar Hotel Corp., Senior
       Subordinated Note (Meristar),
       8.75%, due August 15, 2007 ....................      200,000      186,500
                                                                     -----------

MEDIA: 1.72%
     IMAX Corp., Senior Note, 7.875%,
       due December 1, 2005 ..........................      329,500      177,930
                                                                     -----------

MEDICAL DEVICES/PHARMACEUTICALS: 5.01%
     King Pharmaceuticals, Inc., Senior
       Subordinated Note, 10.75%, due
       February 15, 2009 .............................      480,000      518,400
                                                                     -----------

RETAIL: 4.48%
     Finlay Fine Jewelry Corp., Senior Note,
       8.375%, due May 1, 2008 .......................      125,000      111,250
     Musicland Group, Inc., Senior
       Subordinated Note, 9.875%, due
       March 15, 2008 ................................      350,000      351,750
                                                                     -----------
                                                                         463,000
                                                                     -----------
SERVICES/DISTRIBUTORS: 0.56%
     Nationsrent, Inc. Senior Subordinated
       Note, 10.375%, due December 15,
       2008 ..........................................      150,000       57,750
                                                                     -----------

                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                    PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT       VALUE

     CORPORATE BONDS, continued

TECHNOLOGY: 1.96%
     General Semiconductor, Inc.,
       Subordinated Note Convertible,
       5.75%, due December 15, 2006 ..................   $  100,000  $    68,125
     Metricom, Inc./Metricom Financial,
       Inc., Senior Note, 13.00%, due
       February 15, 2010 .............................      200,000      101,000
     PSINet, Inc., Senior Note, 10.00%,
       due February 15, 2005 .........................      125,000       33,125
                                                                     -----------
                                                                         202,250
                                                                     -----------

TELECOMMUNICATIONS: 13.67%
     Allegiance Telecom, Inc., Senior
       Note, 12.875% due May 15, 2008 ................      250,000      237,500
     Clearnet Communications, Inc.,
       Canadian Senior Discount Note,
        0/11.75%, due August 13, 2007 ................      250,000*     147,471
     McLeod USA, Senior Note, 9.25%,
       due July 15, 2007 .............................      250,000      230,000
     Microcell Telecommunications,
       Senior Discount Note, Series B,
       0/14.00%, due June 1, 2006 ....................      250,000      240,000
     Nextel Communications, Inc., Senior
       Serial Note, 9.375%, due
       November 15, 2009 .............................      375,000      350,625
     Nextlink Communications, Senior
       Note, 10.75%, due November
       15, 2008 ......................................      250,000      207,500
                                                                     -----------
                                                                       1,413,096
                                                                     -----------
UTILITIES: 1.91%
     Azurix Corp., Senior Note, 144A
       10.75%, due February 15, 2010  ................      200,000      197,500
                                                                     -----------
TOTAL CORPORATE BONDS ................................                 7,368,020
                                                                     -----------

* Principal amount is in Canadian dollars; value is in U.S. dollars as of December 31, 2000.

                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                    NUMBER OF
NAME OF ISSUER AND TITLE OF ISSUE                         WARRANTS       VALUE

     WARRANTS: 0.00%

TECHNOLOGY: 0.00%
     Metricom, Inc. - Expire February 15,
       2010...........................................          100  $       125
                                                                     -----------

                                                          PRINCIPAL
                                                            AMOUNT

     CERTIFICATE OF DEPOSIT: 0.97%

     Community Capital Bank 6.00%, due
       December 7, 2001...............................    $ 100,000      100,000
                                                                     -----------

                                                            NUMBER
                                                          OF SHARES

     MONEY MARKET SHARES: 4.96%

     Pax World Money Market Fund......................      513,500      513,500
                                                                     -----------

TOTAL INVESTMENTS: 93.87%                                              9,706,970
     Cash and receivables less
       liabilities: 6.13%.............................                   633,520
                                                                     -----------

Net assets: 100%......................................               $10,340,490
                                                                     -----------

See notes to financial statements

                                                            Financial Highlights
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                            Period
                                                       October 13, 1999
                                                     (the date investment
                                                          operations
                                    Year  Ended          commenced) to
                                 December 31, 2000     December 31, 1999
                                 ----------------------------------------
     Net asset value, beginning
       of period .....................          $   9.67        $  10.00
                                                --------        --------
     Income (loss) from investment
       operations
       Investment income, net ........              .878            .093
       Realized and unrealized
         gain (loss) on investments,
         net .........................             (.930)          (.330)
                                                --------        --------
         Total from investment
           operations ................             (.052)          (.237)
                                                --------        --------

     Less distributions
       Dividends from investment
         income, net .................              .878            .093
                                                --------        --------

     Net asset value, end of period             $   8.74        $   9.67
                                                --------        --------

2.   TOTAL RETURN ....................             (.58%)         (2.46%)

3.   RATIOS AND SUPPLEMENTAL DATA

     Ratio of total expenses to
       average net assets (A)(B) .....              .92%           2.01%
     Ratio of investment income,
       net, to average net assets (A)              9.80%           6.40%
     Portfolio turnover rate .........           119.90%           7.10%
     Net assets, end of period ('000s)          $ 10,340        $  2,914
     Number of capital shares
       outstanding, end of
       period ('000s) ................             1,183             301

(A)  These ratios for the period ended December 31, 1999 have been annualized.

(B) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                             Statement of Assets and Liabilities
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

ASSETS

Investments, at value - note A
     Preferred stocks (cost - $1,769,903)  ........   $ 1,725,325
     Bonds (amortized cost - $8,192,292) ..........     7,368,020
     Warrants (cost - $21,206) ....................           125
     Certificate of deposit (cost - $100,000) .....       100,000
     Pax World Money Market Fund
       (cost - $513,500) ..........................       513,500
                                                      -----------
                                                        9,706,970

Cash ..............................................       364,030

Receivables
     Dividends and interest (including
       purchased interest) ........................       273,780
     Investment securities sold ...................       351,109
                                                      -----------


       Total assets ...............................    10,695,889
                                                      -----------

LIABILITIES

Payables
     Investment securities purchased ..............       296,839
     Dividend payable .............................        56,978

Accrued expenses ..................................         1,582
                                                      -----------
       Total liabilities ..........................       355,399
                                                      -----------

     Net assets (equivalent to $8.74 per share
       based on 1,182,946 shares of capital
       stock outstanding) - note E ................   $10,340,490
                                                      -----------

     Net asset value, offering price and
       redemption price per share
       ($10,340,490 / 1,182,946 shares
       outstanding) ...............................   $      8.74
                                                      -----------

See notes to financial statements

                                                         Statement of Operations
                                                    Year Ended December 31, 2000

PAX WORLD High Yield Fund, Inc.

Investment income
     Income - note A
       Dividends
         Pax World Money Market Fund ........   $  27,072
         Other investments ..................     149,377    $ 176,449
                                                ---------
       Interest .............................                  653,929
       Other income .........................                      472
                                                             ---------
         Total income .......................                  830,850

     Expenses
       Investment advisory fee - note B .....      69,063
       Distribution expenses - note D .......      46,907
       Printing and mailing .................      45,743
       Legal fees and related expenses
         - note B ...........................      44,680
       Custodian fees - note F ..............      36,107
       Audit fees ...........................      33,077
       Registration fees ....................      23,772
       Transfer agent fee ...................      22,417
       Directors' fees and expenses
         - note B ...........................      17,920
       Other ................................         934
       State taxes ..........................         200
                                                ---------
         Total expenses .....................     340,820

         Less:  Fees paid indirectly - note F      (5,773)
                Expenses assumed by Adviser
                   - notes B and G ..........    (268,921)
                                                ---------
                Net expenses ................                   66,126
                                                            ----------

         Investment income, net .............                  764,724
                                                            ----------

Realized and unrealized (loss) on
   investments - notes A and C
Net realized gain on investments ............                    1,855
Change in unrealized (depreciation)
   of investments for the period ............                 (884,452)
                                                            ----------

       Net (loss) on investments ............                 (882,597)
                                                            ----------

       Net (decrease) in net assets resulting
         from operations ....................                $(117,873)
                                                            ----------

See notes to financial statements

                                              Statement of Changes in Net Assets
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

                                                                    Period
                                                                June 15, 1999
                                                                (the date of
                                             Year Ended      incorporation) to
                                         December 31, 2000   December 31, 1999
                                         -----------------   -----------------

Increase in net assets
     Operations
       Investment income, net ..........   $    764,724        $     22,597
       Net realized gain (loss) on
         investments ...................          1,855                (119)
       Change in unrealized
         (depreciation) of investments .       (884,452)             (5,479)
                                           ------------        ------------
         Net increase (decrease) in net
           assets resulting from
           operations ..................       (117,873)             16,999
     Distributions to shareholders from:
       Investment income, net
         (aggregate of $.878 and $.093,
         respectively) .................       (764,724)            (22,597)
     Capital share transactions -
       note E ..........................      8,309,445           2,919,240
                                           ------------        ------------
         Net increase in net assets ....      7,426,848           2,913,642

Net assets
     Beginning of period ...............      2,913,642                  --
                                           ------------        ------------
     End of period .....................   $ 10,340,490        $  2,913,642
                                           ------------        ------------

See notes to financial statements

                                                  Annual Meeting of Shareholders
                                                               December 31, 2000

PAX WORLD High Yield Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held commencing at 12:00 p.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

          Nominee:                For:         Withheld:
          Carl H. Doerge, Jr.    545,721          421
          Thomas W. Grant        545,721          421
          John L. Kidde          545,774          368
          James M. Large, Jr.    545,621          521
          Laurence A. Shadek     545,774          368
          Esther J. Walls        545,187          954

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000:

                 For:               543,763
                 Against:                 0
                 Abstain:             2,379
                 Broker Non-Votes:        0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                 For:               541,903
                 Against:                13
                 Abstain:             4,226
                 Broker Non-Votes:        0

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                                   Notes to Financial Statements
                                                               December 31, 2000

PAX WORLD Balanced Fund, Inc.
PAX WORLD Growth Fund, Inc.
PAX WORLD High Yield Fund, Inc.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. (At the annual meeting held on July 6, 2000, shareholders approved a change in the name of the Balanced Fund from Pax World Fund, Incorporated to Pax World Balanced Fund, Inc.)

The High Yield Fund was incorporated in Delaware on June 15, 1999, and commenced operations on August 25, 1999 with the issuance of 10,000 shares of capital stock to Pax World Management Corp., the adviser to each of the Pax World Funds ("Adviser"). Investment operations commenced October 13, 1999.

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing primarily in high-yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of the Adviser, of comparable quality.

                                                               December 31, 2000

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to December 31, 2000 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any.

The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date. Net discount accretion for 2000 and the period ended December 31, 1999 were $170,136 and $183,942, respectively, for the Balanced Fund and $113,212 and $3,883, respectively, for the High Yield Fund. The Growth Fund did not hold any bonds during 2000.

REPURCHASE AGREEMENTS

The Growth and High Yield Funds may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. Any outstanding repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss. The Growth

                                                               December 31, 2000

and High Yield Funds have not experienced any such losses and neither had any repurchase agreements outstanding at December 31, 2000.

FEDERAL INCOME TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income tax provision is required.

EQUALIZATION - BALANCED FUND

The Balanced Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the dates of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares. The Growth and High Yield Funds do not use equalization.

Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

Any distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Growth Fund made no distributions in either 2000 or 1999 because (1) there was a net investment loss for both years and (2) capital gains for the same periods were $275 and $198, respectively.

Distributions of High Yield Fund investment income are accrued daily (based upon each day's investment income, net) and are paid monthly on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption. The High Yield Fund had no distributions of capital gains for either 2000 or the period ended December 31, 1999 because of the minor amount of realized capital gains in 2000 and a net realized capital loss in the period ended December 31, 1999.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

                                                               December 31, 2000

financial statements and the reported amounts of revenues and expenses ring the reporting period. Actual results could differ from those estimates.

ORGANIZATION COSTS - GROWTH FUND

Costs incurred in connection with the organization of the Growth Fund ($5,000) were paid by the Adviser. These costs were capitalized and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $1,000 for the year ended December 31, 2000 is included on the statement of operations. Reference is made to note G.

DEFERRED OFFERING COSTS - GROWTH FUND

Costs incurred in connection with the initial offering of the Growth Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Growth Fund and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $8,430 for the year ended December 31, 2000 is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES - GROWTH FUND

Initial state registration fees incurred by the Growth Fund were paid by the Adviser. The portion of the fees incurred for the initial registration of the Growth Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring, annual fee, was capitalized by the Growth Fund and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,302 for the year ended December 31, 2000 is included on the statement of operations. Reference is made to note G. All recurring, annual registration fees are included on the Growth Fund's statement of operations.

FOREIGN CURRENCY TRANSACTIONS

All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are

                                                               December 31, 2000

translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Advisory Agreements ("Agreements") between each of the three Funds and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. The Agreement with the Balanced Fund provides for payment by the Balanced Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Agreements with the Growth Fund and the High Yield Fund provide that in the event that the average net assets of each of the Funds are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each of the three Funds to be necessary or desirable and proper for the continuous operations of the Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of each of the Funds per annum. The Adviser has agreed to reduce this percentage to .85% for the High Yield Fund for 2000. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's custodian and transfer agent; (iv) the fees of the Fund's legal counsel and independent accountants;

                                                               December 31, 2000

(v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. No expense reimbursement was required for either 2000 or 1999 for the Balanced Fund. For the Growth Fund, the Adviser was required to supply and assume a total of $167,348 and $315,025, respectively, for such services for 2000 and 1999; additionally, the Adviser assumed, on a voluntary basis, expenses of $79,832 and $42,508, respectively, for 2000 and 1999. For the High Yield Fund, the Adviser was required to supply and assume a total of $244,949 and $23,310 for such services for 2000 and the period ended December 31, 1999, respectively; additionally, the Adviser assumed, on a voluntary basis, expenses of $23,772 and $10 for 2000 and the period ended December 31, 1999, respectively. Reference is made to note G.

Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc., the sub-adviser of the Growth Fund ("Sub-Adviser"), the Sub-Adviser furnishes investment advisory services in connection with the management of the Growth Fund, determines what securities and other instruments are purchased and sold for the Growth Fund and is responsible for obtaining and evaluating financial data relevant to the Growth Fund. While the Sub-Adviser has an agreement to be compensated by the Adviser without reimbursement from the Growth Fund, the Sub-Adviser has agreed to waive those fees for the period January 1, 1999 through December 31, 2000.

Directors of each Fund are paid by that Fund for attendance at that Fund's directors' meetings. In addition, members of each Fund's audit committee are paid by each Fund for attendance at that Fund's audit committee meetings.

Two officers of the Balanced Fund, who are also directors of the Balanced Fund, are also officers and directors of the Adviser. Two other officers of the Balanced Fund, who are not directors of the Balanced Fund, are also officers of the Adviser.

Two officers of the Growth Fund, who are also directors of the Growth Fund, are also officers and directors of the Adviser and the Sub-Adviser. Another officer of the Growth Fund, who is not a director of the Growth Fund, is also an officer and director of the Adviser. Two other officers of the Growth Fund, who are not directors of the Growth Fund, are also officers of the Adviser.

Two officers of the High Yield Fund, who are also directors of the High Yield Fund, are also officers and directors of the Adviser. An officer of the High Yield Fund, who is not a director of the High Yield Fund, is an officer and director of

                                                               December 31, 2000

the Adviser. Two other officers of the High Yield Fund, who are not directors of the High Yield Fund, are also officers of the Adviser.

During 2000, the Funds incurred legal fees and related expenses listed below with Bresler Goodman & Unterman, LLP, former general counsel to the Funds (for the period from January 1, 2000 to June 30, 2000) and Kurzman Karelsen & Frank, LLP, general counsel for the Funds (for the period from July 1, 2000 to December 31, 2000). Mr. Lee Unterman, a former partner with Bresler Goodman & Unterman, LLP and a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three
Funds:

                 Fund                    Amount
                 ----                    ------

                 Balanced               $140,676
                 Growth                   51,538
                 High Yield               44,680

Substantially all of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the three Funds utilize, among others, to execute security transactions. Brokerage commissions paid to this firm during 2000 and 1999 were as follows:

                     2000                    1999
                     -----                   ----

                        % of Total               % of Total
 Fund         Amount    Commissions    Amount    Commissions
 ----         ------    -----------    ------    -----------

Balanced     $225,397       31.4%     $145,892       29.7%
Growth         32,000       34.9%       15,538       27.7%
High Yield      4,374        7.0%        1,044       11.1%

NOTE C - INVESTMENTS

Purchases and proceeds from sales of investments for the three Funds for 2000 are as follows:

                     Purchases                       Proceeds
                     ---------                       --------

                               U.S.                             U.S.
                            Government                       Government
 Fund       Investments*    Agency Bonds    Investments*    Agency Bonds
 ----       ------------    ------------    ------------    ------------

Balanced    $250,066,505    $ 99,693,125    $219,861,941    $ 60,669,700
Growth        32,149,489              --      20,507,672              --
High Yield    15,464,394              --       8,408,063              --

*excluding short-term investments (primarily Pax World Money Market Fund) and U.S. Government agency bonds

                                                               December 31, 2000

Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain
(loss) for 2000 for the three Funds would have been approximately the same.

For Federal income tax purposes, the identified cost of investments owned at December 31, 2000 as well as the gross unrealized appreciation and depreciation of investments, and resulting net unrealized appreciation (depreciation) as of December 31, 2000 were as follows for the three Funds:

               Identified
                 cost of                                       Net
               investments       Gross          Gross       unrealized
               for Federal    unrealized     unrealized    appreciation
Fund        income tax basis  appreciation  depreciation  (depreciation)
----        ----------------  ------------  ------------  --------------

Balanced      $952,282,806    $305,728,258  $ 32,627,719   $273,100,539
Growth          27,703,067       3,815,430     3,380,043        435,387
High Yield      10,596,901          56,674       946,605       (889,931)

NOTE D - DISTRIBUTION EXPENSES

Each of the Funds maintains a distribution expense plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). Each Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

                                                               December 31, 2000

NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock for the three Funds were as follows:

BALANCED FUND

                                      Year Ended December 31
                                2000                         1999
                                ----                         ----
                        Shares        Dollars         Shares        Dollars
                      ----------    ----------      ----------    ----------

Shares sold ......    13,334,152   $317,790,363     11,130,593   $254,077,925
Shares issued in
  reinvestment of
  distributions ..     4,783,176    106,217,266      3,299,473     73,784,954
                    ------------   ------------   ------------   ------------
                      18,117,328    424,007,629     14,430,066    327,862,879
Shares
  redeemed .......    (8,713,794)  (207,752,721)    (7,642,767)  (174,750,520)
                    ------------   ------------   ------------   ------------

Net increase .....     9,403,534   $216,254,908      6,787,299   $153,112,359
                    ------------   ------------   ------------   ------------


The components of net assets of the Balanced Fund at December 31, 2000, are as follows:

     Paid-in capital (75,000,000 shares of $1 par
       value authorized) ........................   $   957,322,180
     Excess distribution of investment income ...           (37,097)
     Excess distribution of capital gains .......            (1,818)
     Net unrealized appreciation of investments .       273,100,539
                                                    ---------------

     Net assets .................................   $ 1,230,383,804
                                                    ---------------


GROWTH FUND
                                      Year Ended December 31
                                2000                          1999
                                ----                          ----
                        Shares        Dollars         Shares        Dollars
                      ----------    ----------      ----------    ----------
Shares sold ...        1,191,746   $ 16,979,597        646,534   $  7,753,787

Shares
  redeemed ....         (355,647)    (5,056,475)      (212,526)    (2,614,623)
                    ------------   ------------   ------------   ------------

Net increase ..          836,099   $ 11,923,122        434,008   $  5,139,164
                    ------------   ------------   ------------   ------------

                                                               December 31, 2000

The components of net assets of the Growth Fund at December 31, 2000, are as follows:

     Paid-in capital (25,000,000 shares of $1 par
       value authorized) ........................   $ 28,227,866
     Accumulated net investment (loss) ..........       (140,482)
     Undistributed capital gains ................            710
     Net unrealized appreciation of investments          435,387
                                                    ------------

     Net assets .................................   $ 28,523,481
                                                    ------------


HIGH YIELD FUND
                                                    Period August 25, 1999
                                                     (the date operations
                             Year Ended                  commenced) to
                          December 31, 2000            December 31, 1999
                         Shares       Dollars          Shares       Dollars
                         ---------------------      ------------------------

Shares sold ......      923,444    $ 8,670,083        301,192    $ 2,918,506
Shares issued in
  reinvestment of
  distributions ..       36,357        329,093             92            890
                        -------    -----------        -------    -----------
                        959,801      8,999,176        301,284      2,919,396
Shares
  redeemed .......      (78,123)      (689,731)           (16)          (156)
                        -------    -----------        -------    -----------

Net increase .....      881,678    $ 8,309,445        301,268    $ 2,919,240
                        -------    -----------        -------    -----------

The components of net assets of the High Yield Fund at December 31, 2000, are as follows:

     Paid-in capital (25,000,000 shares of $1 par
       value authorized) ........................   $ 11,228,685
     Undistributed capital gain .................          1,736
     Net unrealized (depreciation) of investments       (889,931)
                                                    ------------

     Net assets .................................   $ 10,340,490
                                                    ------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

State Street Bank and Trust Company is the custodian bank for each of the three Fund's assets. The custodian fees charged by the bank are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Funds did not have such offset arrangements, they could have invested the amounts of the offset in income-producing assets.

                                                               December 31, 2000

NOTE G - EXPENSES ASSUMED BY ADVISER

BALANCED FUND

The Adviser has not been required to assume any expenses incurred by the Balanced Fund in recent years.

GROWTH FUND

The Adviser has assumed certain expenses incurred by the Growth Fund, some in accordance with the Advisory Agreement (note B) and has assumed others on a voluntary basis as follows:

     Expenses assumed by the Adviser in accordance with
       the Advisory Agreement, including amortization
       of the organization costs for the period ($1,000) ..   $167,348

     Expenses assumed by the Adviser on a voluntary basis
       Recurring registration fees ........................     63,341
       State and foreign taxes ............................      3,759
       Amortization of deferred offering costs ............      8,430
       Amortization of deferred registration fees .........      4,302
                                                              --------

     Total expenses of the Growth Fund assumed
       by the Adviser .....................................   $247,180
                                                              --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the Growth Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.4% to 1.5% for 2000. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.6% for 2000.)

Reference is made to notes A and B.

HIGH YIELD FUND

The Adviser has assumed certain expenses incurred by the High Yield Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

                                                               December 31, 2000

     Expenses assumed by the Adviser in accordance
       with the Advisory Agreement ......................   $244,949

     Expenses assumed by the Adviser on a voluntary basis
       Registration fees ................................     23,772
       State taxes ......................................        200
                                                            --------

     Total expenses of the High Yield Fund
       assumed by the Adviser ...........................   $268,921
                                                            --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the High Yield Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 4.3% to .85% for 2000. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is .92% for 2000.)

Reference is made to note B.

                                                    Independent Auditors' Report
                                                               December 31, 2000

                                                                [LOGO]

Boards of Directors and Shareholders
Pax World Balanced Fund, Inc.
Pax World Growth Fund, Inc.
Pax World High Yield Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pax World Balanced Fund, Inc. (formerly Pax World Fund, Incorporated), Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. at December 31, 2000, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ PANNELL KERR FORSTER, P.C.
------------------------------



January 19, 2001

                                    - NOTES -

                                    - NOTES -

                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

REGULAR ACCOUNTS: Individual, business and trust accounts are available for all Pax World Funds.

TRADITIONAL IRA: Certain individuals can make tax-deductible contributions to this account up to a maximum of $2,000 per year. Taxes are paid only when funds are withdrawn, usually in retirement, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses of up to 100 employees.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION IRA & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(b)(7) PENSION PLAN: This plan is available to persons employed by non-profit organizations.

SERVICES

AUTOMATIC INVESTMENT PLAN: This plan offers the convenience of "dollar-cost averaging." You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax account on a monthly or quarterly basis.

VOLUNTARY WITHDRAWAL PLAN: This plan makes it possible for investors to receive a monthly check from their Pax account. This plan requires a minimum investment of $10,000.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax account(s) online to review your account balances or histories; purchase or redeem fund shares (not yet available for IRA accounts); or make exchanges between different Pax World Funds.

www.paxfund.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view CONNECTION - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

*For more complete information, including charges and expenses, on any fund at Pax World Funds, please request a prospectus (which should be read carefully before investing) by calling (800)767-1729 between 9:00 A.M. and 8:00 P.M. (Eastern time) Monday through Friday, via e-mail at info@paxfund.com or by visiting our website at www. paxfund.com anytime.

LOGO

     ETHICAL INVESTING

     PAX World
     222 State Street
     Portsmouth, NH 03801
     [GRAPHICS] 800.767.1729
     web www.paxfund.com
     email info@paxfund.com

     FOR GENERAL FUND INFORMATION:
     [GRAPHICS] 800.767.1729

     FOR SHAREHOLDER ACCOUNT INFORMATION:
     [GRAPHICS] 800.372.7827

     FOR BROKER SERVICES:
     [GRAPHICS] 800.635.1404

     ADDRESS ALL ACCOUNT INQUIRIES TO:
     PAX World
     P.O. Box 8930
     Wilmington, DE  19899


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